Exhibit 99.2






                                                 Commerce Bancorp, Inc. and Subsidiaries
                                                       Consolidated Balance Sheets
                                                               (unaudited)


--------------------------------------------------------------------------------------------------------------------------------
                                                                  June 30,     March 31,   Linked Quarter   June 30,
                                                                 ---------------------------------------------------------------
                (dollars in thousands)                              2004         2004        % Change         2003      % Change
--------------------------------------------------------------------------------------------------------------------------------

Assets          Cash and due from banks                          $1,081,459     $971,897         11 %     $1,013,885         7 %
                Federal funds sold                                    8,500       56,000        (85)               0         0
                                                                 -----------------------------------------------------------------
                              Cash and cash equivalents           1,089,959    1,027,897          6        1,013,885         8
                Loans held for sale                                  41,047       34,934         17           91,285       (55)
                Trading securities                                  182,105      234,359        (22)         209,451       (13)
                Securities available for sale                    12,131,104   11,972,943          1       10,259,811        18
                Securities held to maturity                       3,772,204    2,871,593         31          841,752       348
                Loans:
                            Commercial real estate:
                               Investor developer                 1,308,103    1,236,862          6          981,657        33
                               Residential construction             174,431      144,326         21          113,931        53
                                                                 -----------------------------------------------------------------
                                                                  1,482,534    1,381,188          7        1,095,588        35
                            Commercial loans:
                               Term                               1,111,848    1,071,736          4          897,252        24
                               Line of credit                     1,046,104      960,080          9          787,084        33
                               Demand                                     0        1,080       (100)           1,512      (100)
                                                                 -----------------------------------------------------------------
                                                                  2,157,952    2,032,896          6        1,685,848        28
                            Owner-occupied                        1,805,336    1,710,098          6        1,486,464        21
                                                                 -----------------------------------------------------------------
                                                                  3,963,288    3,742,994          6        3,172,312        25
                            Consumer:
                               Mortgages (1-4 family residential) 1,111,049      984,415         13          676,350        64
                               Installment                          134,710      135,406         (1)         135,750        (1)
                               Home equity                        1,573,454    1,485,055          6        1,239,553        27
                               Credit lines                          65,421       59,081         11           59,070        11
                                                                 -----------------------------------------------------------------
                                                                  2,884,634    2,663,957          8        2,110,723        37
                                                                 -----------------------------------------------------------------
                                  Total loans                     8,330,456    7,788,139          7        6,378,623        31
                                                                  ---------    ---------          -        ---------        --
                            Less allowance for loan losses          124,688      117,329          6           99,318        26
                                                                 -----------------------------------------------------------------
                                                                  8,205,768    7,670,810          7        6,279,305        31
                Bank premises and equipment, net                    906,455      856,634          6          701,246        29
                Other assets                                        410,029      286,081         43          440,577        (7)
                                                                 -----------------------------------------------------------------
                                                                $26,738,671  $24,955,251          7 %    $19,837,312        35 %
                                                                 =================================================================

Liabilities     Deposits:
                            Demand:
                              Noninterest-bearing                $5,622,574   $5,092,813         10 %     $4,185,186        34 %
                              Interest-bearing                    9,632,178    9,313,838          3        6,616,309        46
                            Savings                               5,597,767    4,995,245         12        3,786,798        48
                            Time                                  3,209,229    3,480,782         (8)       3,198,789         0
                                                                 -----------------------------------------------------------------
                              Total deposits                     24,061,748   22,882,678          5       17,787,082        35

                Other borrowed money                                944,040      137,978        584          507,975        86
                Other liabilities                                   204,768      282,039        (27)         331,765       (38)
                Convertible Trust Capital Securities                200,000      200,000          0          200,000         0
                -Commerce Capital Trust II                       -----------------------------------------------------------------
                                                                 25,410,556   23,502,695          8       18,826,822        35

Stockholders'   Common stock                                         78,658       78,120          1           69,921        12
Equity          Capital in excess of par or stated value            936,539      912,905          3          591,060        58
                Retained earnings                                   446,260      394,794         13          265,239        68
                Accumulated other comprehensive income             (122,003)      78,076       (256)          89,515      (236)
                                                                 -----------------------------------------------------------------
                                                                  1,339,454    1,463,895         (9)       1,015,735        32

                Less treasury stock, at cost                         11,339       11,339          0            5,245       116
                                                                 -----------------------------------------------------------------
                              Total stockholders' equity          1,328,115    1,452,556         (9)       1,010,490        31
                                                                 -----------------------------------------------------------------
                                                                $26,738,671  $24,955,251          7 %    $19,837,312        35 %
                                                                 =================================================================





                                                               Commerce Bancorp, Inc. and Subsidiaries
                                                                     Consolidated Balance Sheets
                                                                             (unaudited)



------------------------------------------------------------------------------------------------------------------------------------
          (dollars in thousands)                   June 30,                   March 31, 2004                 June 30, 2003
                                              --------------------------------------------------------------------------------------
                                                     2004          Actual    $ Change  % Change    Actual       $ Change    % Change
------------------------------------------------------------------------------------------------------------------------------------

Assets
  Cash and due from banks                         $1,081,459      $971,897    $109,562      11 % $1,013,885       $67,574      7 %
  Federal funds sold                                   8,500        56,000     (47,500)    (85)           0         8,500      0
                                                 ----------------------------------------------------------------------------------
               Cash and cash equivalents           1,089,959     1,027,897      62,062       6    1,013,885        76,074      8
  Loans held for sale                                 41,047        34,934       6,113      17       91,285       (50,238)   (55)
  Trading securities                                 182,105       234,359     (52,254)    (22)     209,451       (27,346)   (13)
  Securities available for sale                   12,131,104    11,972,943     158,161       1   10,259,811     1,871,293     18
  Securities held to maturity                      3,772,204     2,871,593     900,611      31      841,752     2,930,452    348

  Loans                                            8,330,456     7,788,139     542,317       7    6,378,623     1,951,833     31
               Less allowance for loan losses        124,688       117,329       7,359       6       99,318        25,370     26
                                                 ----------------------------------------------------------------------------------
                                                   8,205,768     7,670,810     534,958       7    6,279,305     1,926,463     31
               Reserve %                                1.50%         1.51%                            1.56%
  Bank premises and equipment, net                   906,455       856,634      49,821       6      701,246       205,209     29
  Other assets                                       410,029       286,081     123,948      43      440,577       (30,548)    (7)
                                                 ----------------------------------------------------------------------------------
                                                 $26,738,671   $24,955,251  $1,783,420       7 % $19,837,312   $6,901,359     35 %
                                                 ==================================================================================
Liabilities
  Deposits:
               Demand:
                 Noninterest-bearing              $5,622,574    $5,092,813    $529,761      10 % $4,185,186    $1,437,388     34 %
                 Interest-bearing                  9,632,178     9,313,838     318,340       3    6,616,309     3,015,869     46
               Savings                             5,597,767     4,995,245     602,522      12    3,786,798     1,810,969     48
               Time                                3,209,229     3,480,782    (271,553)     (8)   3,198,789        10,440      0
                                                 ----------------------------------------------------------------------------------
                 Total deposits                   24,061,748    22,882,678   1,179,070       5   17,787,082     6,274,666     35

               Core deposits                      23,108,553    21,706,134   1,402,419       6   17,002,324     6,106,229     36

  Total other liabilities                          1,348,808       620,017     728,791     118    1,039,740       309,068     30
                                                 ----------------------------------------------------------------------------------
                                                  25,410,556    23,502,695   1,907,861       8   18,826,822     6,583,734     35

Stockholders' Equity                               1,328,115     1,452,556    (124,441)     (9)   1,010,490       317,625     31
                                                 ----------------------------------------------------------------------------------

                                                 $26,738,671   $24,955,251  $1,783,420       7 % $19,837,312   $6,901,359     35 %
                                                 ==================================================================================






                                    Commerce Bancorp, Inc. and Subsidiaries
                                          Consolidated Balance Sheets
                                                  (unaudited)


----------------------------------------------------------------------------------------------------------------
                                                                                     June 30,      December 31,
                                                                                   -----------------------------
                  (dollars in thousands)                                               2004            2003
----------------------------------------------------------------------------------------------------------------

Assets            Cash and due from banks                                            $1,081,459        $910,092
                  Federal funds sold                                                      8,500               0
                                                                                   -----------------------------
                              Cash and cash equivalents                               1,089,959         910,092
                  Loans held for sale                                                    41,047          42,769
                  Trading securities                                                    182,105         170,458
                  Securities available for sale                                      12,131,104      10,650,655
                  Securities held to maturity                                         3,772,204       2,490,484
                               (market value 06/04-$3,696,221; 12/03-$2,467,192)
                  Loans                                                               8,330,456       7,440,576
                              Less allowance for loan losses                            124,688         112,057
                                                                                   -----------------------------
                                                                                      8,205,768       7,328,519
                  Bank premises and equipment, net                                      906,455         811,451
                  Other assets                                                          410,029         307,752
                                                                                   -----------------------------
                                                                                    $26,738,671     $22,712,180
                                                                                   =============================

Liabilities       Deposits:
                              Demand:
                                Noninterest-bearing                                  $5,622,574      $4,574,714
                                Interest-bearing                                      9,632,178       8,574,297
                              Savings                                                 5,597,767       4,222,282
                              Time                                                    3,209,229       3,330,107
                                                                                   -----------------------------
                                Total deposits                                       24,061,748      20,701,400

                  Other borrowed money                                                  944,040         311,510
                  Other liabilities                                                     204,768         221,982
                  Convertible Trust Capital Securities - Commerce Capital Trust II      200,000         200,000
                                                                                   -----------------------------
                                                                                     25,410,556      21,434,892

Stockholders'     Common stock, 78,658,414 shares issued (76,869,415 shares in 2003)     78,658          76,869
Equity            Capital in excess of par or stated value                              936,539         866,095
                  Retained earnings                                                     446,260         347,365
                  Accumulated other comprehensive income                               (122,003)         (3,702)
                                                                                   -----------------------------
                                                                                      1,339,454       1,286,627

                  Less treasury stock, at cost, 397,859 shares (363,076 shares in 2003)  11,339           9,339
                                                                                   -----------------------------
                                Total stockholders' equity                            1,328,115       1,277,288
                                                                                   -----------------------------

                                                                                    $26,738,671     $22,712,180
                                                                                   =============================






                                                  Commerce Bancorp, Inc. and Subsidiaries
                                                     Consolidated Statements of Income
                                                                (unaudited)




------------------------------------------------------------------------------------------------------------------------------------
                                                                         Three Months Ended                   Six Months Ended
                                                                              June 30,                            June 30,
                                                                 --------------------------------    -------------------------------
             (dollars in thousands, except per share amounts)       2004     2003    % Change         2004       2003     % Change
-----------------------------------------------------------------------------------------------    ---------------------------------

Interest     Interest and fees on loans                           $113,947  $95,548     19 %        $222,160   $188,669       18 %
income       Interest on investments                               177,929  123,098     45           341,428    236,759       44
             Other interest                                            154       98     57               494        177      179
                                                                 ------------------------------    ---------------------------------
                  Total interest income                            292,030  218,744     34           564,082    425,605       33
                                                                 ------------------------------    ---------------------------------

Interest     Interest on deposits:
expense         Demand                                              18,729   11,961     57            34,672     24,358       42
                Savings                                             10,216    6,754     51            18,002     13,109       37
                Time                                                14,264   17,387    (18)           28,907     34,233      (16)
                                                                 ------------------------------    ---------------------------------
                  Total interest on deposits                        43,209   36,102     20            81,581     71,700       14
             Interest on other borrowed money                        1,052      318    231             1,500      1,232       22
             Interest on long-term debt                              3,020    3,020      0             6,040      6,040        0
                                                                 ------------------------------    ---------------------------------
                  Total interest expense                            47,281   39,440     20            89,121     78,972       13
                                                                 ------------------------------    ---------------------------------

             Net interest income                                   244,749  179,304     36           474,961    346,633       37
             Provision for loan losses                              10,748    6,900     56            20,248     13,800       47
                                                                 ------------------------------    ---------------------------------
             Net interest income after provision for loan losses   234,001  172,404     36           454,713    332,833       37

Noninterest  Deposit charges and service fees                       52,717   38,765     36            98,198     73,607       33
income       Other operating income                                 38,923   43,388    (10)           79,250     84,748       (6)
             Net investment securities gains                           635    1,217    (48)            1,059      1,081       (2)
                                                                 ------------------------------    ---------------------------------
                  Total noninterest income                          92,275   83,370     11           178,507    159,436       12
                                                                 ------------------------------    ---------------------------------

                  Total Revenues                                   337,024  262,674     28           653,468    506,069       29

Noninterest  Salaries and benefits                                 104,110   86,338     21           201,450    168,420       20
expense      Occupancy                                              27,949   22,695     23            56,059     43,183       30
             Furniture and equipment                                27,001   20,556     31            51,180     41,782       22
             Office                                                 10,920    9,233     18            21,840     18,419       19
             Marketing                                               9,278    9,198      1            17,974     14,474       24
             Other                                                  46,997   39,658     19            90,002     73,521       22
                                                                 ------------------------------    ---------------------------------
                  Total noninterest expenses                       226,255  187,678     21           438,505    359,799       22
                                                                 ------------------------------    ---------------------------------

             Income before income taxes                            100,021   68,096     47           194,715    132,470       47
             Provision for federal and state income taxes           33,786   22,779     48            66,505     44,263       50
                                                                 ------------------------------    ---------------------------------
             Net income                                            $66,235  $45,317     46 %        $128,210    $88,207       45 %
                                                                 ==============================    =================================

             Net income per common and common equivalent share:
                Basic                                                $0.85    $0.65     31 %           $1.65      $1.28       29 %
                                                                 ------------------------------    ---------------------------------
                Diluted                                              $0.79    $0.63     25             $1.54      $1.23       25
                                                                 ------------------------------    ---------------------------------
             Average common and common equivalent shares outstanding:
                Basic                                               77,980   69,193     13            77,572     68,758       13
                                                                 ------------------------------    ---------------------------------
                Diluted                                             86,260   72,128     20            85,893     71,944       19
                                                                 ------------------------------    ---------------------------------
             Cash dividends, common stock                            $0.19    $0.16     19 %           $0.38      $0.33       15 %
                                                                 ==============================    =================================






                                      Commerce Bancorp, Inc. and Subsidiaries
                                         Consolidated Statements of Income
                                                    (unaudited)




--------------------------------------------------------------------------------------------------------------------------------
                                                                                     Three Months Ended
                                                             -------------------------------------------------------------------
                                                              June 30,     March 31,                      June 30,
                                                             -------------------------------------------------------------------
              (dollars in thousands, except per share amounts)  2004          2004        % Change          2003      % Change
--------------------------------------------------------------------------------------------------------------------------------

Interest      Interest and fees on loans                        $113,947     $108,213         5 %           $95,548       19 %
income        Interest on investments                            177,929      163,499         9             123,098       45
              Other interest                                         154          340       (55)                 98       57
                                                             ----------------------------------------    -----------------------
                   Total interest income                         292,030      272,052         7             218,744       34
                                                             ----------------------------------------    -----------------------

Interest      Interest on deposits:
expense          Demand                                           18,729       15,943        17              11,961       57
                 Savings                                          10,216        7,786        31               6,754       51
                 Time                                             14,264       14,643        (3)             17,387      (18)
                                                             ----------------------------------------    -----------------------
                   Total interest on deposits                     43,209       38,372        13              36,102       20
              Interest on other borrowed money                     1,052          448       135                 318      231
              Interest on long-term debt                           3,020        3,020         0               3,020        0
                                                             ----------------------------------------    -----------------------
                   Total interest expense                         47,281       41,840        13              39,440       20
                                                             ----------------------------------------    -----------------------

              Net interest income                                244,749      230,212         6             179,304       36
              Provision for loan losses                           10,748        9,500        13               6,900       56
                                                             ----------------------------------------    -----------------------
              Net interest income after provision for loan losses234,001      220,712         6             172,404       36

Noninterest   Deposit charges and service fees                    52,717       45,481        16              38,765       36
income        Other operating income                              38,923       40,327        (3)             43,388      (10)
              Net investment securities gains                        635          424        50               1,217      (48)
                                                             ----------------------------------------    -----------------------
                   Total noninterest income                       92,275       86,232         7              83,370       11
                                                             ----------------------------------------    -----------------------

                   Total Revenues                                337,024      316,444         7             262,674       28

Noninterest   Salaries and benefits                              104,110       97,340         7              86,338       21
expense       Occupancy                                           27,949       28,110        (1)             22,695       23
              Furniture and equipment                             27,001       24,179        12              20,556       31
              Office                                              10,920       10,920         0               9,233       18
              Marketing                                            9,278        8,696         7               9,198        1
              Other                                               46,997       43,005         9              39,658       19
                                                             ----------------------------------------    -----------------------
                   Total noninterest expenses                    226,255      212,250         7             187,678       21
                                                             ----------------------------------------    -----------------------

              Income before income taxes                         100,021       94,694         6              68,096       47
              Provision for federal and state income taxes        33,786       32,719         3              22,779       48
                                                             ----------------------------------------    -----------------------
              Net income                                         $66,235      $61,975         7 %           $45,317       46 %
                                                             ========================================    =======================

              Net income per common and common equivalent share:
                 Basic                                             $0.85        $0.80         6 %             $0.65       31 %
                                                             ----------------------------------------    -----------------------
                 Diluted                                           $0.79        $0.75         5               $0.63       25
                                                             ----------------------------------------    -----------------------
              Average common and common equivalent shares outstanding:
                 Basic                                            77,980       77,164         1              69,193       13
                                                             ----------------------------------------    -----------------------
                 Diluted                                          86,260       85,532         1              72,128       20
                                                             ----------------------------------------    -----------------------
              Cash dividends, common stock                         $0.19        $0.19         0 %             $0.16       19 %
                                                             ========================================    =======================

              Return on average assets                              1.03 %       1.06 %                        0.98 %
              Return on average equity                             19.86        17.91                         17.91






                                                          Commerce Bancorp, Inc.
                                                   Selected Consolidated Financial Data
                                                                (Unaudited)


                                                                Three Months Ended                            Six Months Ended
                                                                     June 30,                                     June 30,
                                                       --------------------------------------       --------------------------------
                                                                                    %                                           %
                                                    2004           2003           Change          2004          2003         Change
                                                  -----------  -------------   ------------   ------------  -------------   --------
                                                    (dollars and shares in thousands)            (dollars and shares in thousands)

Income Statement Data:
  Net interest income                               $244,749       $179,304        36 %          $474,961       $346,633        37 %
  Provision for loan losses                           10,748          6,900        56              20,248         13,800        47
  Noninterest income                                  92,275         83,370        11             178,507        159,436        12
  Total revenues                                     337,024        262,674        28             653,468        506,069        29
  Noninterest expense                                226,255        187,678        21             438,505        359,799        22
  Net income                                          66,235         45,317        46             128,210         88,207        45


Per Share Data:
  Net income - Basic                                   $0.85          $0.65        31 %             $1.65          $1.28        29 %
  Net income - Diluted                                  0.79           0.63        25                1.54           1.23        25

  Book value - Basic                                                                               $16.97         $14.51        17 %
  Book value - Diluted, excludes conversion                                                         16.04          13.88        16
  Book value - Diluted if converted                                                                 17.65           0.00         -

  Revenue per share - Diluted, excludes conversion    $16.35         $14.57        12 %            $15.92         $14.07        13 %

  Weighted Average Shares Outstanding:
   Basic                                              77,980         69,193                        77,572         68,758
   Diluted                                            86,260         72,128                        85,893         71,944

Balance Sheet Data:

  Total assets                                                                                $26,738,671    $19,837,312        35 %
  Loans (net)                                                                                   8,205,768      6,279,305        31
  Allowance for loan losses                                                                       124,688         99,318        26
  Securities available for sale                                                                12,131,104     10,259,811        18
  Securities held to maturity                                                                   3,772,204        841,752       348
  Total deposits                                                                               24,061,748     17,787,082        35
  Core deposits                                                                                23,108,553     17,002,324        36
  Convertible Trust Capital Securities - Commerce Capital Trust II                                200,000        200,000         -
  Stockholders' equity                                                                          1,328,115      1,010,490        31

Capital:

  Stockholders' equity to total assets                                                               4.97 %         5.09 %

  Risk-based capital ratios:
   Tier I                                                                                           12.47          11.13
   Total capital                                                                                    13.42          12.12

  Leverage ratio                                                                                     6.11           6.04

Performance Ratios:

  Cost of funds                                         0.81 %         0.95 %                        0.80 %         1.00 %
  Net interest margin                                   4.29           4.41                          4.34           4.50
  Return on average assets                              1.03           0.98                          1.04           1.00
  Return on average total stockholders' equity         19.86          17.91                         18.87          17.92







The following summary presents information regarding non-performing loans and assets as of June 30, 2004 and the preceding four quarters (dollar amounts in thousands).

                                             June 30,        March 31,     December 31,    September 30,     June 30,
                                               2004            2004            2003            2003            2003
                                           --------------  --------------  --------------  --------------  --------------
Non-accrual loans:
   Commercial                                    $17,382         $19,701          $6,867          $7,295          $7,049
   Consumer                                       11,675           9,984           9,242           8,295           9,517
   Commercial real estate:
     Construction                                      -               -             138               -               -
     Mortgage                                        675             810           5,494           7,502           5,970
                                           --------------  --------------  --------------  --------------  --------------
        Total non-accrual loans                   29,732          30,495          21,741          23,092          22,536
                                           --------------  --------------  --------------  --------------  --------------

Restructured loans:
   Commercial                                          1               1               1               2               3
   Consumer                                            -               -               -               -               -
   Commercial real estate:
     Construction                                      -               -               -               -               -
     Mortgage                                          -               -               -               -               -
                                           --------------  --------------  --------------  --------------  --------------
        Total restructured loans                       1               1               1               2               3
                                           --------------  --------------  --------------  --------------  --------------

   Total non-performing loans                     29,733          30,496          21,742          23,094          22,539
                                           --------------  --------------  --------------  --------------  --------------

Other real estate                                    653           1,890           1,831           1,670           1,540
                                           --------------  --------------  --------------  --------------  --------------

Total non-performing assets                       30,386          32,386          23,573          24,764          24,079
                                           --------------  --------------  --------------  --------------  --------------

Loans past due 90 days or more
   and still accruing                                318             696             538             649             434
                                           --------------  --------------  --------------  --------------  --------------

Total non-performing assets and
   loans past due 90 days or more                $30,704         $33,082         $24,111         $25,413         $24,513
                                           ==============  ==============  ==============  ==============  ==============

Total non-performing loans as a
   percentage of total period-end
   loans                                           0.36%           0.39%           0.29%           0.34%           0.35%

Total non-performing assets as a
   percentage of total period-end assets           0.11%           0.13%           0.10%           0.12%           0.12%

Total non-performing assets and loans
   past due 90 days or more as a
   percentage of total period-end assets           0.11%           0.13%           0.11%           0.12%           0.12%

Allowance for loan losses as a
   percentage of total non-performing
   loans                                            419%            385%            515%            449%            441%

Allowance for loan losses as a percentage
   of total period-end loans                       1.50%           1.51%           1.51%           1.52%           1.56%

Total non-performing assets and loans
   past due 90 days or more as a
   percentage of stockholders' equity and
   allowance for loan losses                          2%              2%              2%              2%              2%




The following table presents, for the periods indicated, an analysis of the allowance for loan losses and other related data:  (dollar amounts in thousands)

                                                                                                                       Year
                                                 Three Months Ended                  Six Months Ended                 Ended
                                            -----------------------------       ----------------------------
                                             06/30/04          06/30/03          06/30/04         06/30/03           12/31/03
                                            ------------      -----------       ------------      ----------       -------------
Balance at beginning of period                 $117,329          $94,731           $112,057         $90,733             $90,733
Provisions charged to operating expenses         10,748            6,900             20,248          13,800              31,850
                                            ------------      -----------       ------------      ----------       -------------
                                                128,077          101,631            132,305         104,533             122,583

Recoveries on loans charged-off:
   Commercial                                       104              141                260             345                 669
   Consumer                                         101              146                371             277                 584
   Commercial real estate                             1                -                 48               -                  11
                                            ------------      -----------       ------------      ----------       -------------
Total recoveries                                    206              287                679             622               1,264

Loans charged-off:
   Commercial                                    (2,587)          (1,197)            (4,880)         (3,065)             (5,601)
   Consumer                                      (1,004)          (1,390)            (1,776)         (2,755)             (5,950)
   Commercial real estate                            (4)             (13)            (1,640)            (17)               (239)
                                            ------------      -----------       ------------      ----------       -------------
Total charge-offs                                (3,595)          (2,600)            (8,296)         (5,837)            (11,790)
                                            ------------      -----------       ------------      ----------       -------------
Net charge-offs                                  (3,389)          (2,313)            (7,617)         (5,215)            (10,526)
                                            ------------      -----------       ------------      ----------       -------------

Balance at end of period                       $124,688          $99,318           $124,688         $99,318            $112,057
                                            ============      ===========       ============      ==========       =============



Net charge-offs as a percentage of
average loans outstanding                          0.17  %          0.15  %            0.19  %         0.17  %             0.16  %


Net Reserve Additions                            $7,359           $4,587            $12,631          $8,585             $21,324





                             Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
                                                                (unaudited)


                                    ------------------------------------------------------------------------------------------------

                                               June 2004                       March 2004                        June 2003
                                    ----------------------------    -----------------------------    ------------------------------
                                     Average               Average   Average                Average   Average               Average
                                     Balance    Interest    Rate      Balance     Interest   Rate      Balance      Interest  Rate
                                    ----------------------------    -----------------------------    ------------------------------
(dollars in thousands)
Earning Assets
------------------------------------
Investment securities
  Taxable                          $14,747,643  $173,678   4.74 %   $13,295,903  $159,648   4.83 %   $10,026,080   $119,147   4.77 %
  Tax-exempt                           290,200     4,465   6.19        256,628     3,860    6.05        192,892      3,689    7.67
  Trading                              174,578     2,075   4.78        161,701     2,065    5.14        158,297      2,389    6.05
                                    ---------- ---------   -----    -----------  --------   -----    -----------   --------  ------
Total investment securities         15,212,421   180,218   4.76     13,714,232   165,573    4.86     10,377,269    125,225    4.84
Federal funds sold                      62,357       154   0.99        144,297       340    0.95         32,095         97    1.21
Loans
  Commercial mortgages               3,021,768    45,333   6.03      2,793,159    42,782    6.16      2,319,945     37,156    6.42
  Commercial                         1,961,351    25,477   5.22      1,878,353    24,535    5.25      1,552,400     21,587    5.58
  Consumer                           2,767,826    39,079   5.68      2,603,037    36,936    5.71      2,109,143     33,336    6.34
  Tax-exempt                           335,505     6,243   7.48        337,313     6,092    7.26        264,737      5,338    8.09
                                    ----------- --------   -----    -----------  --------   -----    -----------   --------  ------
Total loans                          8,086,450   116,132   5.78      7,611,862   110,345    5.83      6,246,225     97,417    6.26

                                    ----------- --------   -----    -----------  --------   -----    -----------   --------  ------
Total earning assets               $23,361,228  $296,504   5.10 %   $21,470,391  $276,258   5.17 %   $16,655,589   $222,739   5.36 %
                                   ===========                     ===========                      ===========

Sources of Funds
------------------------------------
Interest-bearing liabilities
  Savings                           $5,276,657   $10,216   0.78 %   $4,492,847    $7,786    0.70 %   $3,477,229     $6,754    0.78 %
  Interest bearing demand            9,643,771    18,729   0.78      8,986,070    15,943    0.71      6,427,333     11,961    0.75
  Time deposits                      2,507,526    11,378   1.82      2,430,589    11,323    1.87      2,313,690     14,093    2.44
  Public funds                         856,683     2,886   1.35        968,513     3,320    1.38        878,005      3,294    1.50
                                    ---------- ---------   -----    -----------  --------   -----    -----------   --------  ------
     Total deposits                 18,284,637    43,209   0.95     16,878,019    38,372    0.91     13,096,257     36,102    1.11

  Other borrowed money                 523,931     1,052   0.81        174,746       448    1.03        278,780        318    0.46
  Long-term debt                       200,000     3,020   6.07        200,000     3,020    6.07        200,000      3,020    6.06
                                    ---------- ---------   -----    -----------  --------   -----    -----------   --------  ------
Total deposits and interest-bearing 19,008,568    47,281   1.00     17,252,765    41,840    0.98     13,575,037     39,440    1.17
 liabilities
Noninterest-bearing funds (net)      4,352,660                       4,217,626                        3,080,552
                                   ----------- --------   -----    -----------  --------   -----    -----------   --------  ------
Total sources to fund earning      $23,361,228   47,281   0.81     $21,470,391   41,840    0.78     $16,655,589    39,440    0.95
 assets                            =========== --------   -----    ===========  --------   -----    ===========   --------  ------

Net interest income and
     margin tax-equivalent basis                $249,223   4.29 %                $234,418   4.39 %                 $183,299   4.41 %
                                               =========   =====                 ========   =====                  ========  ======

Other Balances
------------------------------------
Cash and due from banks             $1,163,942                      $1,007,182                         $945,600
Other assets                         1,419,098                       1,129,880                          994,784
Total assets                        25,822,157                      23,491,544                       18,498,841
Total deposits                      23,541,453                      21,478,730                       16,734,886
Demand deposits (noninterest-bearing)5,256,816                       4,600,711                        3,638,629
Other liabilities                      222,779                         253,890                          273,183
Stockholders' equity                 1,333,994                       1,384,178                        1,011,992
Allowance for loan losses              122,111                         115,909                           97,132



Notes  -Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
       -Non-accrual loans have been included in the average loan balance.
       -Consumer loans include mortgage loans held for sale.




                                     Commerce Bancorp, Inc. and Subsidiaries
                                       Computation of Net Income Per Share
                                (dollars in thousands, except per share amounts)




                                                             Three Months Ended             Six Months Ended
                                                                  June 30,                       June 30,
                                                          -------------------------     --------------------------

                                                             2004          2003            2004           2003
                                                          -----------   -----------     -----------    -----------
Basic:
Net income                                                   $66,235       $45,317        $128,210        $88,207
                                                          ===========   ===========     ===========    ===========

Average common shares outstanding                             77,980        69,193          77,572         68,758
                                                          ===========   ===========     ===========    ===========

Net income per share of common stock                           $0.85         $0.65           $1.65          $1.28
                                                          ===========   ===========     ===========    ===========





Diluted:
Net income                                                   $66,235       $45,317        $128,210        $88,207
Interest expense on trust preferred securities                 1,963                         3,926
                                                          -----------   -----------     -----------    -----------
                                                             $68,198       $45,317        $132,136        $88,207
                                                          ===========   ===========     ===========    ===========

Average common shares outstanding                             77,980        69,193          77,572         68,758
Additional shares considered in diluted
     computation assuming:
        Exercise of stock options                              4,489         2,935           4,530          3,186
        Conversion of trust preferred securities               3,791                         3,791

                                                          -----------   -----------     -----------    -----------
Average number of shares outstanding
   on a diluted basis                                         86,260        72,128          85,893         71,944
                                                          ===========   ===========     ===========    ===========

Net income per common share - diluted                          $0.79         $0.63           $1.54          $1.23
                                                          ===========   ===========     ===========    ===========
